Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter and Year Ended December 31, 2018

Quarterly GAAP Earnings of $0.33 and Core Earnings of $0.54 per Diluted Common Share –

Record Capital Deployed of $11.6 Billion in 2018, Up 58% Versus 2017 –

Record Capital Deployed in Commercial Lending of $6.0 Billion in 2018, Up 43% Versus 2017 –

– Declares Dividend of $0.48 per share for the First Quarter of 2019 –

GREENWICH, Conn., February 28, 2019 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2018.  The Company’s fourth quarter 2018 GAAP net income was $92.1 million, or $0.33 per diluted share, and $385.8 million, or $1.42 per diluted share, for the full year.  Core Earnings (a non-GAAP financial measure) for the fourth quarter was $155.4 million, or $0.54 per diluted share and $608.1 million, or $2.19 per diluted share, for the full year.

“As we approach our ten year anniversary as a public company, we are proud to have created a generational enterprise, with multiple business lines, allowing us to achieve best in class returns. We could achieve higher returns through increased leverage but have instead chosen a more conservative strategy,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust. “Our platform delivered outstanding results in 2018, led by record origination volumes in our commercial lending segment and a property segment which produces double digit cash returns. We are well positioned to capitalize on our robust investment pipeline with ample liquidity and available credit capacity and the significant unrealized gains in our property book.”

Dividend

On February 28, 2019, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending March 31, 2019. The dividend is payable on April 15, 2019 to common stockholders of record as of March 29, 2019.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Exhibit 99.1

Conference Call and Webcast Information

The Company will host a webcast and conference call on Thursday, February 28, 2019, at 10:00 a.m. Eastern Time to discuss the quarter’s financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13686953

The playback can be accessed through March 14, 2019.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $51 billion of capital since inception and manages a portfolio in excess of $16 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended December 31, 2018

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$145,411	$25,942	$—	$5,365	$—	$176,718	$—	$176,718
Interest income from investment securities	16,374	988	—	27,752	—	45,114	(25,842)	19,272
Servicing fees	108	—	—	11,645	—	11,753	(4,193)	7,560
Rental income	—	—	75,275	13,276	—	88,551	—	88,551
Other revenues	219	575	93	326	133	1,346	(29)	1,317
Total revenues	162,112	27,505	75,368	58,364	133	323,482	(30,064)	293,418
Costs and expenses:
Management fees	442	—	—	18	44,238	44,698	102	44,800
Interest expense	50,600	18,691	19,795	9,161	28,673	126,920	(165)	126,755
General and administrative	6,362	5,094	1,603	20,972	3,145	37,176	83	37,259
Acquisition and investment pursuit costs	237	81	—	(196)	—	122	—	122
Costs of rental operations	—	—	27,101	7,186	—	34,287	—	34,287
Depreciation and amortization	26	—	24,029	5,407	—	29,462	—	29,462
Loan loss allowance, net	7,095	—	—	—	—	7,095	—	7,095
Other expense	77	—	(27)	5	—	55	—	55
Total costs and expenses	64,839	23,866	72,501	42,553	76,056	279,815	20	279,835
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	36,004	36,004
Change in fair value of servicing rights	—	—	—	44	—	44	(1,255)	(1,211)
Change in fair value of investment securities, net	(2,781)	—	—	9,106	—	6,325	(3,834)	2,491
Change in fair value of mortgage loans held-for-sale, net	(6,686)	—	—	20,635	—	13,949	—	13,949
Earnings from unconsolidated entities	1,302	—	2,252	893	—	4,447	(540)	3,907
Gain on sale of investments and other assets, net	3,558	—	21,585	8,342	—	33,485	—	33,485
Gain (loss) on derivative financial instruments, net	1,727	1,366	(4,978)	(8,018)	17,008	7,105	—	7,105
Foreign currency loss, net	(4,556)	(894)	(2)	—	—	(5,452)	—	(5,452)
Loss on extinguishment of debt	—	—	(2,661)	(132)	(289)	(3,082)	—	(3,082)
Other income, net	1	—	—	2	—	3	—	3
Total other income (loss)	(7,435)	472	16,196	30,872	16,719	56,824	30,375	87,199
Income (loss) before income taxes	89,838	4,111	19,063	46,683	(59,204)	100,491	291	100,782
Income tax benefit (provision)	180	(292)	(5,552)	4,814	—	(850)	—	(850)
Net income (loss)	90,018	3,819	13,511	51,497	(59,204)	99,641	291	99,932
Net income attributable to non-controlling interests	(364)	—	(5,717)	(1,428)	—	(7,509)	(291)	(7,800)
Net income (loss) attributable to Starwood Property Trust, Inc.	$89,654	$3,819	$7,794	$50,069	$(59,204)	$92,132	$—	$92,132

Exhibit 99.1

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended December 31, 2018

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$89,654	$3,819	$7,794	$50,069	$(59,204)	$92,132
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,717	—	—	5,717
Non-cash equity compensation expense	778	464	72	1,321	3,677	6,312
Management incentive fee	—	—	—	—	21,779	21,779
Acquisition and investment pursuit costs	(39)	57	(88)	(118)	—	(188)
Depreciation and amortization	26	—	24,359	5,042	—	29,427
Loan loss allowance, net	7,095	—	—	—	—	7,095
Interest income adjustment for securities	(205)	—	—	8,548	—	8,343
Extinguishment of debt, net	—	—	—	—	(387)	(387)
Other non-cash items	—	—	(625)	10	295	(320)
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	6,686	—	—	(20,635)	—	(13,949)
Securities	(504)	—	—	(9,106)	—	(9,610)
Derivatives	(1,774)	(1,366)	6,374	7,553	(17,276)	(6,489)
Foreign currency	4,556	894	2	—	—	5,452
Earnings from unconsolidated entities	(1,302)	—	(2,252)	(893)	—	(4,447)
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	(2,103)	—	—	17,778	—	15,675
Securities	3,286	—	—	10,628	—	13,914
Derivatives	(1,410)	(105)	(3,138)	(4,407)	—	(9,060)
Foreign currency	1,777	51	(2)	(31)	—	1,795
Earnings from unconsolidated entities	1,192	—	—	1,367	—	2,559
Sales of properties	—	—	(5,014)	(5,293)	—	(10,307)
Core Earnings (Loss)	$107,713	$3,814	$33,199	$61,833	$(51,116)	$155,443
Core Earnings (Loss) per Weighted Average Diluted Share	$0.37	$0.01	$0.12	$0.22	$(0.18)	$0.54

Exhibit 99.1

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the year ended December 31, 2018

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$576,564	$28,995	$—	$14,984	$—	$620,543	$—	$620,543
Interest income from investment securities	50,063	1,095	—	127,100	—	178,258	(121,419)	56,839
Servicing fees	421	—	—	103,866	—	104,287	(25,521)	78,766
Rental income	—	—	292,453	57,231	—	349,684	—	349,684
Other revenues	902	619	444	1,299	360	3,624	(176)	3,448
Total revenues	627,950	30,709	292,897	304,480	360	1,256,396	(147,116)	1,109,280
Costs and expenses:
Management fees	1,838	—	—	72	127,133	129,043	412	129,455
Interest expense	160,769	20,949	75,192	27,459	124,805	409,174	(986)	408,188
General and administrative	26,324	5,631	7,113	84,978	11,747	135,793	339	136,132
Acquisition and investment pursuit costs	2,490	6,806	(46)	(663)	—	8,587	—	8,587
Costs of rental operations	—	—	99,632	27,436	—	127,068	—	127,068
Depreciation and amortization	76	—	110,684	21,889	—	132,649	—	132,649
Loan loss allowance, net	34,821	—	—	—	—	34,821	—	34,821
Other expense	307	—	(27)	452	—	732	—	732
Total costs and expenses	226,625	33,386	292,548	161,623	263,685	977,867	(235)	977,632
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	165,892	165,892
Change in fair value of servicing rights	—	—	—	(14,373)	—	(14,373)	4,171	(10,202)
Change in fair value of investment securities, net	(2,765)	—	—	33,229	—	30,464	(20,119)	10,345
Change in fair value of mortgage loans held-for-sale, net	(6,851)	—	—	47,373	—	40,522	—	40,522
Earnings from unconsolidated entities	5,063	—	3,658	3,809	—	12,530	(1,990)	10,540
Gain on sale of investments and other assets, net	4,019	—	28,468	26,557	—	59,044	—	59,044
Gain (loss) on derivative financial instruments, net	17,654	1,821	22,756	(298)	(7,330)	34,603	—	34,603
Foreign currency loss, net	(7,816)	(1,425)	(2)	(2)	—	(9,245)	—	(9,245)
Loss on extinguishment of debt	(730)	—	(2,661)	(318)	(2,099)	(5,808)	—	(5,808)
Other income (loss), net	43	—	508	(1,363)	—	(812)	—	(812)
Total other income (loss)	8,617	396	52,727	94,614	(9,429)	146,925	147,954	294,879
Income (loss) before income taxes	409,942	(2,281)	53,076	237,471	(272,754)	425,454	1,073	426,527
Income tax provision	(2,801)	(292)	(7,549)	(4,688)	—	(15,330)	—	(15,330)
Net income (loss)	407,141	(2,573)	45,527	232,783	(272,754)	410,124	1,073	411,197
Net income attributable to non-controlling interests	(1,451)	—	(17,623)	(5,220)	—	(24,294)	(1,073)	(25,367)
Net income (loss) attributable to Starwood Property Trust, Inc.	$405,690	$(2,573)	$27,904	$227,563	$(272,754)	$385,830	$—	$385,830

Exhibit 99.1

Reconciliation of Net Income to Core Earnings

For the year ended December 31, 2018

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$405,690	$(2,573)	$27,904	$227,563	$(272,754)	$385,830
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	17,623	—	—	17,623
Non-cash equity compensation expense	2,857	477	300	4,934	14,312	22,880
Management incentive fee	—	—	—	—	41,399	41,399
Acquisition and investment pursuit costs	1,391	3,827	(337)	(333)	—	4,548
Depreciation and amortization	76	—	112,007	20,295	—	132,378
Loan loss allowance, net	34,821	—	—	—	—	34,821
Interest income adjustment for securities	(736)	—	—	16,754	—	16,018
Extinguishment of debt, net	—	—	—	—	8,199	8,199
Other non-cash items	—	—	(3,031)	2,204	3,057	2,230
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	6,851	—	—	(47,373)	—	(40,522)
Securities	(763)	—	—	(33,229)	—	(33,992)
Derivatives	(18,439)	(1,821)	(18,854)	(1,235)	9,521	(30,828)
Foreign currency	7,816	1,425	2	2	—	9,245
Earnings from unconsolidated entities	(5,063)	—	(3,658)	(3,809)	—	(12,530)
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	(616)	—	—	46,063	—	45,447
Securities	3,528	—	—	6,209	—	9,737
Derivatives	(7,258)	(105)	(4,076)	2,790	—	(8,649)
Foreign currency	9,913	43	(2)	(73)	—	9,881
Earnings from unconsolidated entities	5,178	—	—	4,242	—	9,420
Sales of properties	—	—	(5,379)	(9,667)	—	(15,046)
Core Earnings (Loss)	$445,246	$1,273	$122,499	$235,337	$(196,266)	$608,089
Core Earnings (Loss) per Weighted Average Diluted Share	$1.61	$—	$0.44	$0.85	$(0.71)	$2.19

Exhibit 99.1

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of December 31, 2018

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$14,385	$13	$27,408	$31,449	$164,015	$237,270	$2,554	$239,824
Restricted cash	28,324	175,659	25,144	11,679	7,235	248,041	—	248,041
Loans held-for-investment, net	7,072,220	1,456,779	—	3,357	—	8,532,356	—	8,532,356
Loans held-for-sale	670,155	469,775	—	47,622	—	1,187,552	—	1,187,552
Loans transferred as secured borrowings	74,346	—	—	—	—	74,346	—	74,346
Investment securities	1,050,920	60,768	—	998,820	—	2,110,508	(1,204,040)	906,468
Properties, net	—	—	2,512,847	272,043	—	2,784,890	—	2,784,890
Intangible assets	—	—	90,889	78,219	—	169,108	(24,075)	145,033
Investment in unconsolidated entities	35,274	—	114,362	44,129	—	193,765	(22,000)	171,765
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	18,174	1,066	32,733	718	—	52,691	—	52,691
Accrued interest receivable	39,862	6,982	359	616	13,177	60,996	(641)	60,355
Other assets	13,958	20,472	67,098	49,363	2,057	152,948	(26)	152,922
VIE assets, at fair value	—	—	—	—	—	—	53,446,364	53,446,364
Total Assets	$9,017,618	$2,310,923	$2,870,840	$1,678,452	$186,484	$16,064,317	$52,198,136	$68,262,453
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$26,508	$26,476	$67,415	$75,655	$21,467	$217,521	$142	$217,663
Related-party payable	—	—	—	53	43,990	44,043	—	44,043
Dividends payable	—	—	—	—	133,466	133,466	—	133,466
Derivative liabilities	1,290	477	37	1,423	12,188	15,415	—	15,415
Secured financing agreements, net	4,405,599	1,524,551	1,884,187	585,258	297,920	8,697,515	(13,950)	8,683,565
Unsecured senior notes, net	—	—	—	—	1,998,831	1,998,831	—	1,998,831
Secured borrowings on transferred loans, net	74,239	—	—	—	—	74,239	—	74,239
VIE liabilities, at fair value	—	—	—	—	—	—	52,195,042	52,195,042
Total Liabilities	4,507,636	1,551,504	1,951,639	662,389	2,507,862	11,181,030	52,181,234	63,362,264
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,808	2,808	—	2,808
Additional paid-in capital	1,430,503	761,992	645,561	87,779	2,069,321	4,995,156	—	4,995,156
Treasury stock	—	—	—	—	(104,194)	(104,194)	—	(104,194)
Accumulated other comprehensive income (loss)	53,516	—	5,208	(64)	—	58,660	—	58,660
Retained earnings (accumulated deficit)	3,015,676	(2,573)	13,570	913,642	(4,289,313)	(348,998)	—	(348,998)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,499,695	759,419	664,339	1,001,357	(2,321,378)	4,603,432	—	4,603,432
Non-controlling interests in consolidated subsidiaries	10,287	—	254,862	14,706	—	279,855	16,902	296,757
Total Equity	4,509,982	759,419	919,201	1,016,063	(2,321,378)	4,883,287	16,902	4,900,189
Total Liabilities and Equity	$9,017,618	$2,310,923	$2,870,840	$1,678,452	$186,484	$16,064,317	$52,198,136	$68,262,453